                                                                   Exhibit 99.1

                              SIMON PROPERTY GROUP
                                    OVERVIEW

THE COMPANY

Simon Property Group, Inc. ("SPG") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P. (the "Operating Partnership") is a subsidiary partnership of SPG. Shares of SPG are paired with beneficial interests in shares of stock of SPG Realty Consultants, Inc. ("SRC", and together with SPG, the "Company"). The Company and the Operating Partnership (collectively the "Simon Group") are engaged primarily in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties, primarily regional malls and community shopping centers.

At December 31, 2000, the Company, directly or through the Operating Partnership, owned or had an interest in 252 properties which consisted of regional malls, community shopping centers, and specialty and mixed-use properties containing an aggregate of 186 million square feet of gross leasable area (GLA) in 36 states and five assets in Europe. The Company, together with its affiliated management companies, owned or managed approximately 191 million square feet of GLA in retail and mixed-use properties.

This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) debt information as of December 31, 2000, for the Company and the Operating Partnership.

Certain statements contained in this Supplemental Package may constitute "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that forward-looking statements involve risks and uncertainties, which may affect the business and prospects of the Company and the Operating Partnership. We direct you to the Company's various filings with the Securities and Exchange Commission including Form 10-K and Form 10-Q for a detailed discussion of risks and uncertainties.

We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Director of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207.
Telephone: (317) 685-7330; e-mail: sdoran@simon.com


                                    5 of 45

                              SIMON PROPERTY GROUP
                        ECONOMIC OWNERSHIP STRUCTURE (1)
                                DECEMBER 31, 2000

SIMON PROPERTY GROUP, L.P.                                     235,241,042 units


Partners:                                             Units              %
---------                                          -----------         -------
Simon Property Group, Inc.(2)(3)(4)
          Public Shareholders                      166,528,352           96.9%
          Simon Family                               4,293,311            2.5%
          DeBartolo Family                              32,206            0.0%
          Executive Management (5)                   1,091,891            0.6%
                                                   -----------         ------
                                                   171,945,760         100.00%
                                                   -----------         ------

     Limited Partners:
          Simon Family                              34,584,455           53.2%
          DeBartolo Family                          21,759,328           33.5%
          Executive Management (5)                     153,498            0.2%
          Other Limited Partners                     8,468,945           13.1%
                                                   -----------         ------
                                                    64,966,226          100.0%
                                                   -----------         ------

Ownership of Simon Property Group, L.P.

     Simon Property Group, Inc.
          Public Shareholders                                            70.1%
          Simon Family                                                    1.8%
          DeBartolo Family                                                0.0%
          Executive Management (5)                                        0.5%
                                                                       ------
                                                                         72.4%
                                                                       ------

     Limited Partners
          Simon Family                                                   14.7%
          DeBartolo Family                                                9.2%
          Executive Management (5)                                        0.1%
          Other Limited Partners                                          3.6%
                                                                       ------
                                                                         27.6%
                                                                       ------
                                                                        100.0%
                                                                       ------

(1) Schedule excludes preferred stock (see "Preferred Stock/Units Outstanding") and units not convertible into common stock.

(2)  General partner of Simon Property Group, L.P.

(3) Shares of Simon Property Group, Inc. ("SPG") are paired with beneficial interests in shares of stock of SPG Realty Consultants, Inc.

(4) The number of outstanding shares of common stock of SPG exceeds the number of Simon Property Group, L.P. units owned by SPG by 1,670,944. This is the result of the direct ownership of Ocean County Mall by SPG, partially offset by units issued to SPG in exchange for Northshore Mall.

(5)  Executive management excludes Simon family members.

                              SIMON PROPERTY GROUP
                   CHANGES IN COMMON SHARES AND UNIT OWNERSHIP
         FOR THE PERIOD FROM DECEMBER 31, 1999 THROUGH DECEMBER 31, 2000

                                                                    OPERATING
                                                                   PARTNERSHIP        COMPANY
                                                                     UNITS(1)     COMMON SHARES(2)
                                                                     --------     ----------------
Number Outstanding at December 31, 1999                            65,444,680       173,165,255

Restricted Stock Awards (Stock Incentive Program), net                   --             417,994

Issuance of Stock for Stock Option Exercises                             --              27,910

Conversion of Series A Preferred Stock into Common Stock                 --              85,288

Conversion of Series B Preferred Stock into Common Stock                 --              36,913

Conversion of Units into Cash                                        (478,454)             --

Stock Purchased as Treasury Stock                                        --          (1,596,100)

Stock Purchased by Affiliated Captive Insurance Company                  --            (191,500)

NUMBER OUTSTANDING AT DECEMBER 31, 2000                            64,966,226       171,945,760

--------------------------------------------------------------------------------
         TOTAL COMMON SHARES AND UNITS OUTSTANDING AT DECEMBER 31, 2000:
                                 236,911,986(2)
--------------------------------------------------------------------------------


DETAILS FOR DILUTED FFO CALCULATION:

Company Common Shares Outstanding at December 31, 2000                              171,945,760

Number of Common Shares Issuable Assuming Conversion of:

     Series A Preferred 6.5% Convertible(3)                                           1,940,005
     Series B Preferred 6.5% Convertible(3)                                          12,490,773

Net Number of Common Shares Issuable Assuming Exercise of Stock Options                 107,740

Diluted Common Shares Outstanding at December 31, 2000                              186,484,278

--------------------------------------------------------------------------------
     FULLY DILUTED COMMON SHARES AND UNITS OUTSTANDING AT DECEMBER 31, 2000:
                                   251,450,504
--------------------------------------------------------------------------------

(1) Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into common shares.

(2) Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding).

(3) Conversion terms provided in footnotes (1) and (2) on page 8 of this document.

                                    7 of 45

                              SIMON PROPERTY GROUP
                        PREFERRED STOCK/UNITS OUTSTANDING
                             AS OF DECEMBER 31, 2000
                                  ($ IN 000'S)


                                                                      NUMBER OF     LIQUIDATION                    TICKER
          ISSUER                           DESCRIPTION              SHARES/UNITS     PREFERENCE          $         SYMBOL
          ------                           -----------              ------------    -----------       -------      ------
PREFERRED SHARES:
CONVERTIBLE
-------------------------------------------------------------------------------------------------------------------------
Simon Property Group, Inc.         Series A Preferred                    51,059        $1,000         $ 51,059      N/A
                                   6.5% Convertible (1)
-------------------------------------------------------------------------------------------------------------------------
Simon Property Group, Inc.         Series B Preferred                 4,830,057          $100         $483,006     SPGPrB
                                   6.5% Convertible (2)
-------------------------------------------------------------------------------------------------------------------------

PERPETUAL
-------------------------------------------------------------------------------------------------------------------------
SPG Properties, Inc.               Series B Preferred                 8,000,000           $25         $200,000     SGVPrB
                                   8 3/4% Perpetual (3)
-------------------------------------------------------------------------------------------------------------------------
SPG Properties, Inc.               Series C Preferred                 3,000,000           $50         $150,000      N/A
                                   7.89% Perpetual (4)
-------------------------------------------------------------------------------------------------------------------------
Simon Property Group, Inc.         Series E Preferred 8%              1,000,000           $25         $ 25,000      N/A
                                   Cumulative Redeemable (5)
-------------------------------------------------------------------------------------------------------------------------

PREFERRED UNITS:
-------------------------------------------------------------------------------------------------------------------------
Simon Property Group, L.P.         Series C 7% Cumulative             2,584,227           $28         $ 72,358      N/A
                                   Convertible Preferred(6)
-------------------------------------------------------------------------------------------------------------------------
Simon Property Group, L.P.         Series D 8% Cumulative             2,584,227           $30         $ 77,527      N/A
                                   Redeemable Preferred (7)
-------------------------------------------------------------------------------------------------------------------------

(1) Assumed in connection with the CPI merger. Each share is convertible into a number of shares of common stock obtained by dividing $1,000 by $26.319 (conversion price), which is subject to adjustment as outlined below. The stock is not redeemable, except as needed to maintain or bring the direct or indirect ownership of the capital stock of the Company into conformity with the requirements of Section 856(a)(6) of the Code.

(2) Issued as part of the consideration for the CPI merger. Each share is convertible into a number of shares of common stock of the Company obtained by dividing $100 by $38.669 (the conversion price), which is subject to adjustment as outlined below. The Company may redeem the stock on or after September 24, 2003 at a price beginning at 105% of the liquidation preference plus accrued dividends and declining to 100% of the liquidation preference plus accrued dividends any time on or after September 24, 2008. The shares are traded on the New York Stock Exchange. The closing price on December 29, 2000, was $69 per share.

          THE CONVERSION PRICES OF THE SERIES A AND SERIES B CONVERTIBLE PREFERRED STOCK ARE SUBJECT TO ADJUSTMENT BY THE COMPANY IN CONNECTION WITH CERTAIN EVENTS.

(3) SPG Properties, Inc. may redeem the stock on or after September 29, 2006. The shares are not convertible into any other securities of SPG Properties, Inc. or the Company. The shares are traded on the New York Stock Exchange. The closing price on December 29, 2000, was $23.375 per share.

(4) The Cumulative Step-Up Premium Rate Preferred Stock was issued at 7.89%. The shares are redeemable after September 30, 2007. Beginning October 1, 2012, the rate increases to 9.89%.

(5) Issued in connection with the acquisition of Mall of America. Simon Property Group, Inc. Series E Preferred 8% Cumulative Redeemable Stock is not redeemable prior to August 27, 2004.

(6) Issued in connection with the New England Development Acquisition. Each unit/share is convertible into 0.75676 shares of common stock on or after August 27, 2004 if certain conditions are met. Each unit/share is not redeemable prior to August 27, 2009.

(7) Issued in connection with the New England Development Acquisition. Each unit/share is not redeemable prior to August 27, 2009.


                                    8 of 45

                              SIMON PROPERTY GROUP
            RECONCILIATION OF INCOME TO FUNDS FROM OPERATIONS ("FFO")
                             AS OF DECEMBER 31, 2000
                  (Amounts in thousands, except per share data)

                                                                         THREE MONTHS ENDED              TWELVE MONTHS ENDED
                                                                             DECEMBER 31,                    DECEMBER 31,
                                                                         2000            1999            2000            1999
                                                                       -------         -------         ------          ------
THE OPERATING PARTNERSHIP

Income Before Extraordinary Items and Cumulative Effect
     of Accounting Change                                              $122,937        $ 94,249        $347,419        $316,100

Plus: Real Estate Depreciation and Amortization from Combined
      Consolidated Properties                                           115,929         109,002         418,670         381,265

Plus: Simon Group's Share of Real Estate Depreciation and
      Amortization, Extraordinary Items and Other Items from
      Unconsolidated Affiliates                                          32,310          38,056         119,562          97,247

Less: Unusual Item (1)                                                     --              --              --           (12,000)

Less: (Gain) Loss on Sale of Real Estate, Net (2)                          (323)         (2,246)         (9,132)          7,062

Less: Minority Interest Portion of Real Estate Depreciation and
      Amortization                                                       (1,505)         (1,562)         (5,951)         (5,128)

Less: Preferred Distributions (including those of subsidiary)           (19,336)        (18,805)        (77,410)        (69,323)

                                                                       --------        --------        --------        --------
FFO of the Simon Group Portfolio                                       $250,012        $218,694        $793,158        $715,223
                                                                       --------        --------        --------        --------

     PERCENT INCREASE                                                      14.3%                           10.9%

================================================================================================================================

FFO of the Simon Group Portfolio                                       $250,012        $218,694        $793,158        $715,223

BASIC FFO PER PAIRED SHARE:

Basic FFO Allocable to the Company                                     $181,629        $158,737        $575,655        $520,346

Basic Weighted Average Paired Shares Outstanding                        171,934         173,167         172,895         172,089

Basic FFO per Paired Share                                             $   1.06        $   0.92        $   3.33        $   3.02
                                                                       ========        ========        ========        ========

     PERCENT INCREASE                                                      15.2%             (3)           10.3%             (3)

DILUTED FFO PER PAIRED SHARE:

Diluted FFO Allocable to the Company                                   $192,034        $168,687        $614,034        $559,752

Diluted Weighted Average Number of Equivalent Paired Shares             186,468         187,735         187,469         187,732

Diluted FFO per Paired Share                                           $   1.03        $   0.90        $   3.28        $   2.98
                                                                       ========        ========        ========        ========

     PERCENT INCREASE                                                      14.4%             (3)           10.1%             (3)

================================================================================================================================

(1) Relates to litigation filed by former employees/shareholders of DeBartolo Realty Corporation (purchased by SPG in 1996) regarding stock incentive plan shares. Judgment was rendered in favor of SPG in district court, but reversed by appellate court on August 18, 1999.

(2) Net of asset write downs of $10.57 million for the twelve months ended December 31, 2000.

(3) On January 1, 2000, the Company adopted Staff Accounting Bulletin 101 ("SAB 101"), which addresses certain revenue recognition policies, including the accounting for overage rent by a landlord. In addition, the Company adopted NAREIT's FFO definition clarification, which requires inclusion in FFO of the effects of non-recurring items. 1999 results include a charge related to litigation for $12 million as well as the $7.3 million write-down of land held for disposition.


                                    9 of 45

                              SIMON PROPERTY GROUP
                         SELECTED FINANCIAL INFORMATION
                             AS OF DECEMBER 31, 2000
                         (In thousands, except as noted)

                                                           AS OF OR FOR THE
                                                         TWELVE MONTHS ENDED
                                                             DECEMBER 31,
                                                           2000            1999           % CHANGE
                                                           ----            ----           --------
FINANCIAL HIGHLIGHTS OF THE COMPANY

Total Revenue - Consolidated Properties                 $2,020,751      $1,892,703         6.8%

Total EBITDA of the Simon Group Portfolio               $2,102,146      $1,843,131        14.1%
Simon Group's Share of EBITDA                           $1,616,616      $1,455,272        11.1%

Net Income Available to Common Shareholders             $  186,528      $  167,314        11.5%
Basic Net Income per Paired Share                       $     1.08      $     0.97        11.3%
Diluted Net Income per Paired Share                     $     1.08      $     0.97        11.3%

FFO of the Simon Group Portfolio                        $  793,158      $  715,223        10.9%
Basic FFO Allocable to the Company                      $  575,655      $  520,346        10.6%
Diluted FFO Allocable to the Company                    $  614,034      $  559,752         9.7%
Basic FFO per Paired Share                              $     3.33      $     3.02        10.3%
Diluted FFO per Paired Share                            $     3.28      $     2.98        10.1%

Distributions per Paired Share                          $   2.0200      $   2.0200         0.0%



                                   10 of 45

                              SIMON PROPERTY GROUP
                         SELECTED FINANCIAL INFORMATION
                             AS OF DECEMBER 31, 2000
                         (In thousands, except as noted)

                                                                        AS OF OR FOR THE
                                                                       TWELVE MONTHS ENDED
                                                                          DECEMBER 31,
                                                                          2000          1999        % CHANGE
                                                                       --------      ---------      --------
OPERATIONAL STATISTICS

Occupancy at End of Period:
     Regional Malls (1)                                                    91.8%         90.6%       1.2 %
     Community Shopping Centers (2)                                        91.5%         88.6%       2.9 %

Average Base Rent per Square Foot:
     Regional Malls (1)                                                $  28.31      $  27.33        3.6 %
     Community Shopping Centers (2)                                    $   9.36      $   8.36       12.0 %

Regional Malls:
     Total Tenant Sales Volume, in millions (3)(4)                     $ 16,561      $ 15,542        6.6 %
     Comparable Sales per Square Foot (4)                              $    384      $    377        1.9 %
     Total Sales per Square Foot (4)                                   $    377      $    367        2.7 %

Number of U.S. Properties Open at End of Period                             252           259       (2.7)%

Total U.S. GLA at End of Period, in millions of square feet               185.6         184.6        0.5 %

(1)  Includes mall and freestanding stores.

(2)  Includes all Owned GLA.

(3)  Represents only those tenants who report sales.

(4) Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.


                                   11 of 45

                              SIMON PROPERTY GROUP
                         SELECTED FINANCIAL INFORMATION
                             AS OF DECEMBER 31, 2000
                         (In thousands, except as noted)

                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2000         1999
                                                                         ----         ----
EQUITY INFORMATION

Limited Partner Units Outstanding at End of Period                      64,966       65,445
Paired Shares Outstanding at End of Period                             171,946      173,165
                                                                       -------      -------

Total Common Shares and Units Outstanding at End of Period             236,912      238,610
                                                                       =======      =======

Basic Weighted Average Paired Shares Outstanding                       172,895      172,089
Diluted Weighted Average Number of Equivalent Paired Shares(1)         187,469      187,732


                                                                       DECEMBER 31,     DECEMBER 31,
                                                                          2000             1999
                                                                       ------------     ------------
DEBT INFORMATION

Consolidated Debt                                                      $ 8,728,582      $ 8,768,951

Simon Group's Share of Joint Venture Debt                              $ 2,186,197      $ 1,886,360


DEBT-TO-MARKET CAPITALIZATION

Common Stock Price at End of Period                                    $   24.0000      $   22.9375

Equity Market Capitalization (2)                                       $ 6,596,008      $ 6,320,891

Total Consolidated Capitalization                                      $15,324,590      $15,089,842

Total Capitalization - Including Simon Group's Share of JV Debt        $17,510,787      $16,976,202

(1)  Diluted for purposes of computing FFO per share.

(2) Market value of Common Stock, Units and all issues of Preferred Stock of SPG and SPG Properties, Inc.


                                   12 of 45

                              SIMON PROPERTY GROUP
                      PORTFOLIO GLA, OCCUPANCY & RENT DATA
                             AS OF DECEMBER 31, 2000


-------------------------------------------------------------------------------------------------------------
                                                                                              AVG. ANNUALIZED
                                                                                  % OF OWNED   BASE RENT PER
                                                       TOTAL            % OF       GLA WHICH  LEASED SQ. FT.
TYPE OF PROPERTY                    GLA-SQ. FT.      OWNED GLA        OWNED GLA    IS LEASED   OF OWNED GLA
-------------------------------------------------------------------------------------------------------------
REGIONAL MALLS

-Anchor                              96,726,235       29,277,595        26.5%      98.9%       $ 3.87
-Mall Store                          56,215,386       56,167,489        50.9%      91.7%       $29.00
-Freestanding                         3,693,816        1,838,938         1.7%      95.3%       $ 9.27
                                    -----------      -----------      ------
SUBTOTAL                             59,909,202       58,006,427        52.6%      91.8%       $28.31

REGIONAL MALL TOTAL                 156,635,437       87,284,022        79.1%      94.2%       $19.53

COMMUNITY SHOPPING CENTERS

-Anchor                              12,862,106        8,175,109         7.4%      94.8%       $ 7.64
-Mall Store                           4,343,802        4,258,044         3.9%      85.4%        13.00
-Freestanding                           798,590          324,098          .3%      90.8%         9.07
                                    -----------      -----------      ------

COMMUNITY CTR. TOTAL                 18,004,498       12,757,251        11.6%      91.5%       $ 9.36

OFFICE PORTION OF
MIXED-USE PROPERTIES                  2,543,235        2,543,235         2.3%      88.2%       $18.41

VALUE-ORIENTED
SUPER-REGIONAL MALLS                  6,465,886        6,340,886         5.7%      92.9%       $17.45

OTHER                                 1,964,571        1,480,021         1.3%

GRAND TOTAL                         185,613,627      110,405,415      100.00%

--------------------------------------------------------------------------------
                                OCCUPANCY HISTORY
--------------------------------------------------------------------------------


                                                     COMMUNITY
            AS OF            REGIONAL MALLS(1)   SHOPPING CENTERS(2)
            -----            -----------------   -------------------
          12/31/00                 91.8%               91.5%
          12/31/99                 90.6%               88.6%
          12/31/98                 90.0%               91.4%
          12/31/97                 87.3%               91.3%
          12/31/96                 84.7%               91.6%

(1)  Includes mall and freestanding stores.

(2)  Includes all Owned GLA.


                                   13 of 45

                              SIMON PROPERTY GROUP
                                RENT INFORMATION
                             AS OF DECEMBER 31, 2000

-----------------
AVERAGE BASE RENT
-----------------

                                MALL & FREESTANDING      %        COMMUNITY         %
  AS OF                      STORES AT REGIONAL MALLS  CHANGE  SHOPPING CENTERS   CHANGE
  -----                      ------------------------- ------  ----------------   ------
12/31/00                                $28.31          3.6%        $9.36         12.0%

12/31/99                                 27.33          6.3          8.36          8.9

12/31/98                                 25.70          8.7          7.68          3.2

12/31/97                                 23.65         14.4          7.44         (2.7)

12/31/96                                 20.68          7.8          7.65          4.9

------------
RENTAL RATES
------------

                                 BASE RENT (1)
                                 -------------
                    STORE OPENINGS        STORE CLOSINGS                              AMOUNT OF CHANGE
YEAR                 DURING PERIOD         DURING PERIOD                        DOLLAR             PERCENTAGE
----                 -------------         -------------                        ------             ----------
REGIONAL MALLS:

2000                    $35.13                $29.24                            $5.89                 20.1%

1999                     31.25                 24.55                             6.70                 27.3

1998                     27.33                 23.63                             3.70                 15.7

1997                     29.66                 21.26                             8.40                 39.5

1996                     23.59                 18.73                             4.86                 25.9

COMMUNITY SHOPPING CENTERS:

2000                    $14.21                $11.51                            $2.70                23.5%

1999                     10.26                  7.44                             2.82                37.9

1998                     10.43                 10.95                            (0.52)               (4.7)

1997                      8.63                  9.44                            (0.81)               (8.6)

1996                      8.18                  6.16                             2.02                32.8

(1) Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.


                                   14 of 45

                              SIMON PROPERTY GROUP
                              LEASE EXPIRATIONS(1)
                             AS OF DECEMBER 31, 2000


                                                                             AVG. BASE RENT
                                        NUMBER OF           SQUARE          PER SQUARE FOOT
               YEAR                  LEASES EXPIRING         FEET             AT 12/31/00
               ----                  ---------------     ------------       ---------------
-------------------------------------------
Regional Malls - Mall & Freestanding Stores
-------------------------------------------

2001                                      1,456           3,182,615             $26.55
2002                                      1,857           3,583,635              28.01
2003                                      1,994           4,488,498              30.15
2004                                      1,736           4,579,376              29.15
2005                                      1,723           5,347,386              28.23
2006                                      1,597           4,473,182              29.84
2007                                      1,440           4,207,431              31.74
2008                                      1,298           4,479,484              30.16
2009                                      1,371           4,496,472              28.21
2010                                      1,548           4,670,875              32.26
                                         ------          ----------
TOTALS                                   16,020          43,508,954             $29.54

-------------------------------
Regional Malls - Anchor Tenants
-------------------------------

2001                                          9           1,090,608             $1.86
2002                                         16           1,948,271              1.85
2003                                         18           2,156,140              2.29
2004                                         25           2,462,680              3.31
2005                                         22           2,812,358              2.28
2006                                         18           2,095,152              3.25
2007                                          6             766,048              1.77
2008                                         14           1,400,573              4.81
2009                                         16           1,986,791              2.82
2010                                         15           1,505,476              4.27
                                         ------          ----------
TOTALS                                      159          18,224,097             $2.86

-----------------------------------------------------
Community Centers - Mall Stores & Freestanding Stores
-----------------------------------------------------

2001                                        140             364,600             $12.81
2002                                        222             557,460              11.59
2003                                        158             562,287              11.91
2004                                        138             472,969              13.41
2005                                        178             656,188              14.17
2006                                         53             267,627              11.93
2007                                         19             167,367              11.34
2008                                         15             117,334              13.36
2009                                         14              84,118              16.25
2010                                         25             191,998              14.75
                                         ------          ----------
TOTALS                                      962           3,441,948             $12.88

(1) Does not consider the impact of options to renew that may be contained in leases.


                                   15 of 45

                              SIMON PROPERTY GROUP
                              LEASE EXPIRATIONS(1)
                             AS OF DECEMBER 31, 2000


                                                                             AVG. BASE RENT
                                        NUMBER OF           SQUARE          PER SQUARE FOOT
               YEAR                  LEASES EXPIRING         FEET             AT 12/31/00
               ----                  ---------------     ------------       ---------------
----------------------------------
Community Centers - Anchor Tenants
----------------------------------

2001                                          7             227,142             $ 4.59
2002                                          8             234,940               6.89
2003                                         14             570,752               4.81
2004                                         12             410,586               5.03
2005                                         17             751,911               6.71
2006                                         13             604,074               5.61
2007                                         11             466,173               6.28
2008                                          9             237,172              10.94
2009                                         15             689,636               6.92
2010                                         19             694,260               9.88
                                         ------          ----------
TOTALS                                      125           4,886,646             $ 6.78

(1) Does not consider the impact of options to renew that may be contained in leases.


                                   16 of 45

                              SIMON PROPERTY GROUP
          SPG'S SHARE OF TOTAL DEBT AMORTIZATION AND MATURITIES BY YEAR
                             AS OF DECEMBER 31, 2000
                                 (In thousands)


------------------------------------------------  -----------------------  ------------------  ---------------  --------------
                                                      SPG'S SHARE OF       SPG'S SHARE OF      SPG'S SHARE OF
                                                         SECURED              UNSECURED        UNCONSOLIDATED   SPG'S SHARE OF
                                                      CONSOLIDATED          CONSOLIDATED        JOINT VENTURE       TOTAL
                        YEAR                               DEBT                 DEBT                DEBT             DEBT
------------------------------------------------  -----------------------  ------------------  ---------------  --------------
2001 ..........................................    1          220,355           925,000(a)          139,840        1,285,195
2002 ..........................................    2          355,854           422,929             102,694          881,477
2003 ..........................................    3          604,223         1,220,000             318,846        2,143,069
2004 ..........................................    4          683,312           733,192             198,195        1,614,699
2005 ..........................................    5          155,975           660,000             346,640        1,162,615
2006 ..........................................    6          133,589           250,000             301,185          684,774
2007 ..........................................    7          271,199           180,000             139,693          590,892
2008 ..........................................    8           44,928           200,000             300,491          545,419
2009 ..........................................    9          331,849           450,000              42,017          823,866
2010 ..........................................   10           99,071                 0             262,378          361,449
Thereafter                                                    106,231           525,000               3,584          634,815
                                                          -----------       -----------         -----------      -----------

Subtotal Face Amounts                                     $ 3,006,586       $ 5,566,121         $ 2,155,563      $10,728,270
                                                          -----------       -----------         -----------      -----------

Premiums and Discounts on Indebtedness, Net                      (568)                0              11,226           10,658
                                                          -----------       -----------         -----------      -----------

SPG's Share of Total Indebtedness                         $ 3,006,018       $ 5,566,121         $ 2,166,789      $10,738,928
                                                          ===========       ===========         ===========      ===========

(a) $490 million was retired on January 18, 2001 from the net proceeds of a $500 million offering of unsecured notes, with $300 million maturing in 2006 and $200 million maturing in 2011.


                                   17 of 45

                              SIMON PROPERTY GROUP
                             SUMMARY OF INDEBTEDNESS
                             AS OF DECEMBER 31, 2000
                                 (IN THOUSANDS)


                                                                                      SPG'S                        WEIGHTED
                                                                    TOTAL            SHARE OF     WEIGHTED AVG.  AVG. YEARS
                                                                 INDEBTEDNESS      INDEBTEDNESS   INTEREST RATE  TO MATURITY
                                                                 ------------      ------------   -------------  -----------
Consolidated Indebtedness

     Mortgage Debt
          Fixed Rate (1)                                            2,541,971         2,392,284          7.45%     5.5
          Other Hedged Debt                                            51,000            51,000          9.62%     1.2
          Floating Rate Debt                                          571,061           563,302          7.95%     3.0
                                                                   ----------        ----------          ----      ---
     Total Mortgage Debt                                            3,164,032         3,006,586          7.58%     5.0

     Unsecured Debt
          Fixed Rate (1)                                            3,818,200         3,818,200          7.17%     6.1
          Floating Rate Debt                                          177,921           177,921          7.47%     1.2
                                                                   ----------        ----------          ----      ---
     Subtotal                                                       3,996,121         3,996,121          7.19%     5.9

          Acquisition Facility                                        925,000           925,000          7.30%     0.5
          Revolving Corporate Credit Facility                         505,000           505,000          7.30%     2.6
          Revolving Corporate Credit Facility (Hedged)                140,000           140,000          7.30%     2.6
                                                                   ----------        ----------          ----      ---

     Total Unsecured Debt                                           5,566,121         5,566,121          7.22%     4.6

     Adjustment to Fair Market Value - Fixed Rate                      (1,946)             (946)          N/A      N/A
     Adjustment to Fair Market Value - Variable Rate                      375               378           N/A      N/A

                                                                   ----------        ----------          ----      ---
Consolidated Mortgages and Other Indebtedness                       8,728,582         8,572,140          7.34%     4.7
                                                                   ==========        ==========          ====      ===

Joint Venture Indebtedness
     Mortgage Debt
          Fixed Rate                                                3,379,861         1,478,475          7.61%     6.1
          Other Hedged Debt                                           973,164           349,953          7.49%     3.5
          Floating Rate Debt                                          750,296           319,702          7.96%     2.5
                                                                   ----------        ----------          ----      ---
          Subtotal                                                  5,103,321         2,148,130          7.65%     5.2

     Unsecured Fixed Rate Debt                                          6,609             3,305          7.93%     5.0
     Unsecured Floating Rate Debt                                       8,400             4,128          9.15%     1.5

     Total Unsecured Debt                                              15,009             7,432          8.61%     3.1

     Adjustment to Fair Market Value - Fixed Rate                      17,158            11,226       N/A        N/A
                                                                   ----------        ----------          ----      ---
Joint Venture Mortgages and Other Indebtedness                      5,135,488         2,166,788          7.65%     5.1
                                                                   ==========        ==========          ====      ===
                                                                                     ----------          ----      ---
SPG'S SHARE OF TOTAL INDEBTEDNESS                                                    10,738,928          7.40%     4.8
                                                                                     ----------          ----      ---

(1) Includes $213,200 of variable rate debt, of which $177,169 is SPG's share, that is effectively fixed to maturity through the use of interest rate hedges.


                                   18 of 45

                              SIMON PROPERTY GROUP
                       SUMMARY OF INDEBTEDNESS BY MATURITY
                             AS OF DECEMBER 31, 2000
                                 (IN THOUSANDS)


----------------------------------------------------  ---------------  --------  ------------     ------------     -------------
                                                                                                      SPG'S         WEIGHTED AVG
               PROPERTY                                   MATURITY     INTEREST     TOTAL           SHARE OF       INTEREST RATE
                 NAME                                       DATE         RATE    INDEBTEDNESS     INDEBTEDNESS        BY YEAR
----------------------------------------------------  ---------------  --------  ------------     ------------     -------------
CONSOLIDATED INDEBTEDNESS
FIXED RATE MORTGAGE DEBT:

     Great Lakes Mall - 1                               3/1/2001          6.74%      52,632           52,632
     Windsor Park Mall - 1                              3/1/2001          8.00%       5,610            5,610
     Great Lakes Mall - 2                               3/1/2001          7.07%       8,489            8,489
     Chesapeake Square                                  7/1/2001          7.28%      45,207           33,905
     Orland Square                                      9/1/2001          7.74%      50,000           50,000
                                                                                 ----------       ----------
        SUBTOTAL 2001                                                               161,938          150,636        7.26%

     Lima Mall - 1                                      3/1/2002          7.12%      14,180           14,180
     Lima Mall - 2                                      3/1/2002          7.12%       4,723            4,723
     Columbia Center                                   3/15/2002          7.62%      42,326           42,326
     Northgate Shopping Center                         3/15/2002          7.62%      79,035           79,035
     Tacoma Mall                                       3/15/2002          7.62%      92,474           92,474
     River Oaks Center                                  6/1/2002          8.67%      32,500           32,500
     North Riverside Park Plaza - 1                     9/1/2002          9.38%       3,679            3,679
     North Riverside Park Plaza - 2                     9/1/2002         10.00%       3,543            3,543
     Palm Beach Mall                                  12/15/2002          7.50%      48,282           48,282
     Other                                             5/31/2002          6.80%         387              387
     Other                                             12/1/2002          8.00%         667              667
                                                                                 ----------       ----------
          SUBTOTAL 2002                                                             321,796          321,796        7.72%

     Principal Mutual Mortgages - Pool 1 (1)           3/15/2003          6.79%     102,943          102,943
     Principal Mutual Mortgages - Pool 2 (2)           3/15/2003          6.77%     137,542          137,542
     Century III Mall                                   7/1/2003          6.78%      66,000           66,000
     Miami International Mall                         12/21/2003          6.91%      45,316           27,190
                                                                                 ----------       ----------
          SUBTOTAL 2003                                                             351,801          333,675        6.79%

     Battlefield Mall - 1                               1/1/2004          7.50%      46,373           46,373
     Battlefield Mall - 2                               1/1/2004          6.81%      44,053           44,053
     Forum Phase I - Class A-2                         5/15/2004          6.19%      44,386           26,632
     Forum Phase II - Class A-2                        5/15/2004          6.19%      40,614           22,338
     Forum Phase I - Class A-1                         5/15/2004          7.13%      46,996           28,198
     Forum Phase II - Class A-1                        5/15/2004          7.13%      43,004           23,652
     CMBS Loan - Variable Component (5)               12/15/2004          6.16%      50,000           50,000
     CMBS Loan - Fixed Component                      12/15/2004          7.31%     175,000          175,000
                                                                                 ----------       ----------
          SUBTOTAL 2004                                                             490,426          416,245        6.98%

     Tippecanoe Mall - 1 (3)                            1/1/2005          8.45%      44,649           44,649
     Tippecanoe Mall - 2 (3)                            1/1/2005          6.81%      15,666           15,666
     Melbourne Square                                   2/1/2005          7.42%      38,362           38,362
     Cielo Vista Mall - 2                              11/1/2005          8.13%       1,501            1,501
                                                                                 ----------       ----------
          SUBTOTAL 2005                                                             100,178          100,178        7.79%

     Treasure Coast Square - 1                          1/1/2006          7.42%      51,575           51,575
     Treasure Coast Square - 2                          1/1/2006          8.06%      11,892           11,892
     Gulf View Square                                  10/1/2006          8.25%      36,447           36,447
     Paddock Mall                                      10/1/2006          8.25%      28,988           28,988
                                                                                 ----------       ----------
          SUBTOTAL 2006                                                             128,902          128,902        7.90%


                                   19 of 45

                              SIMON PROPERTY GROUP
                       SUMMARY OF INDEBTEDNESS BY MATURITY
                             AS OF DECEMBER 31, 2000
                                 (IN THOUSANDS)

----------------------------------------------------  ---------------  --------  ------------     ------------     -------------
                                                                                                      SPG'S         WEIGHTED AVG
               PROPERTY                                   MATURITY     INTEREST     TOTAL           SHARE OF       INTEREST RATE
                 NAME                                       DATE         RATE    INDEBTEDNESS     INDEBTEDNESS        BY YEAR
----------------------------------------------------  ---------------  --------  ------------     ------------     -------------
     Lakeline Mall                                      5/1/2007          7.65%      71,373           71,373
     Cielo Vista Mall - 1 (4)                           5/1/2007          9.38%      53,753           53,753
     Cielo Vista Mall - 3 (4)                           5/1/2007          6.76%      38,140           38,140
     McCain Mall - 1 (4)                                5/1/2007          9.38%      25,100           25,100
     McCain Mall - 2 (4)                                5/1/2007          6.76%      17,604           17,604
     Valle Vista Mall - 1 (4)                           5/1/2007          9.38%      33,243           33,243
     Valle Vista Mall - 2 (4)                           5/1/2007          6.81%       7,826            7,826
     University Park Mall                              10/1/2007          7.43%      59,500           35,700
                                                                                 ----------       ----------
          SUBTOTAL 2007                                                             306,539          282,739        8.11%

     Arsenal Mall - 1                                  9/28/2008          6.75%      34,268           34,268
                                                                                 ----------       ----------
          SUBTOTAL 2008                                                              34,268           34,268        6.75%

     College Mall - 1 (3)                               1/1/2009          7.00%      40,568           40,568
     College Mall - 2 (3)                               1/1/2009          6.76%      11,747           11,747
     Greenwood Park Mall - 1 (3)                        1/1/2009          7.00%      33,977           33,977
     Greenwood Park Mall - 2 (3)                        1/1/2009          6.76%      60,696           60,696
     Towne East Square - 1 (3)                          1/1/2009          7.00%      53,638           53,638
     Towne East Square - 2 (3)                          1/1/2009          6.81%      24,478           24,478
     Bloomingdale Court                                10/1/2009          7.78%      29,617           29,617
     Forest Plaza                                      10/1/2009          7.78%      16,244           16,244
     Lake View Plaza                                   10/1/2009          7.78%      21,593           21,593
     Lakeline Plaza                                    10/1/2009          7.78%      23,673           23,673
     Lincoln Crossing                                  10/1/2009          7.78%       3,269            3,269
     Matteson Plaza                                    10/1/2009          7.78%       9,509            9,509
     Muncie Plaza                                      10/1/2009          7.78%       8,221            8,221
     Regency Plaza                                     10/1/2009          7.78%       4,457            4,457
     St. Charles Towne Plaza                           10/1/2009          7.78%      28,527           28,527
     West Ridge Plaza                                  10/1/2009          7.78%       5,745            5,745
     White Oaks Plaza                                  10/1/2009          7.78%      17,532           17,532
                                                                                 ----------       ----------
          SUBTOTAL 2009                                                             393,491          393,491        7.28%

     Trolley Square                                     8/1/2010          9.03%      29,700           26,730
     Crystal River                                    11/11/2010          7.63%      16,288           16,288
     Biltmore Square                                  12/11/2010          7.95%      26,000           17,342
     Port Charlotte Town Center                       12/11/2010          7.98%      53,250           42,600
                                                                                 ----------       ----------
          SUBTOTAL 2010                                                             125,238          102,960        8.19%

     Windsor Park Mall - 2                              5/1/2012          8.00%       8,625            8,625
                                                                                 ----------       ----------
          SUBTOTAL 2012                                                               8,625            8,625        8.00%

     Chesapeake Center                                 5/15/2015          8.44%       6,563            6,563
     Grove at Lakeland Square, The                     5/15/2015          8.44%       3,750            3,750
     Terrace at Florida Mall, The                      5/15/2015          8.44%       4,688            4,688
                                                                                 ----------       ----------
          SUBTOTAL 2015                                                              15,001           15,001        8.44%

     Arsenal Mall - 2                                  5/15/2016          8.20%       2,164            2,164
                                                                                 ----------       ----------
          SUBTOTAL 2016                                                               2,164            2,164        8.20%

     Sunland Park Mall                                  1/1/2026          8.63%      38,710           38,710
                                                                                 ----------       ----------
          SUBTOTAL 2026                                                              38,710           38,710        8.63%


                                   20 of 45

                              SIMON PROPERTY GROUP
                       SUMMARY OF INDEBTEDNESS BY MATURITY
                             AS OF DECEMBER 31, 2000
                                 (IN THOUSANDS)

----------------------------------------------------  ---------------  --------  ------------     ----------   -------------
                                                                                                      SPG'S     WEIGHTED AVG
               PROPERTY                                   MATURITY     INTEREST     TOTAL           SHARE OF   INTEREST RATE
                 NAME                                       DATE         RATE    INDEBTEDNESS     INDEBTEDNE      BY YEAR
----------------------------------------------------  ---------------  --------  ------------     ----------   -------------
     Keystone at the Crossing                           7/1/2027          7.85%      62,894           62,894
                                                                                 ----------       ----------
          SUBTOTAL 2027                                                              62,894           62,894    7.85%
                                                                                 ----------       ----------   -----
     Total Consolidated Fixed Rate Mortgage Debt                                  2,541,971        2,392,284    7.45%
                                                                                 ==========       ==========   =====

VARIABLE RATE MORTGAGE DEBT:

     White Oaks Mall                                    3/1/2001          8.57%      16,500            9,062
     Randall Park Mall - 1                            12/11/2001          9.75%      35,000           35,000
     Randall Park Mall - 2                            12/11/2001         11.65%       5,000            5,000
                                                                                 ----------       ----------
          SUBTOTAL 2001                                                              56,500           49,062    9.69%

     Highland Lakes Center                              3/1/2002          8.15%      14,377           14,377
     Mainland Crossing                                 3/31/2002          8.15%       1,603            1,282
                                                                                 ----------       ----------
          SUBTOTAL 2002                                                              15,980           15,659    8.15%

     Raleigh Springs Mall                              2/23/2003          8.30%      11,000           11,000
     Richmond Towne Square (6)                         7/15/2003          7.65%      56,851           56,851
     Shops @ Mission Viejo (6)                         8/31/2003          7.80%     141,314          141,314
     Arboretum (6)                                    11/30/2003          8.15%      34,000           34,000
     Bowie Mall                                       12/14/2003          8.15%       8,657            8,657
                                                                                 ----------       ----------
          SUBTOTAL 2003                                                             251,822          251,822    7.84%

     Jefferson Valley Mall (6)                         1/11/2004          7.90%      60,000           60,000
     North East Mall (6)                               5/20/2004          8.02%     135,761          135,761
     Waterford Lakes (6)                               8/15/2004          8.05%      56,998           56,998
                                                                                 ----------       ----------
          SUBTOTAL 2004                                                             252,759          252,759    8.00%

     Brunswick Square (6)                              6/12/2005          8.15%      45,000           45,000
                                                                                 ----------       ----------
          SUBTOTAL 2005                                                              45,000           45,000    8.15%
                                                                                 ----------       ----------   -----
     Total Variable Rate Mortgage Debt                                              622,061          614,302    8.08%
                                                                                 ==========       ==========   =====

                                                                                 ----------       ----------   -----
     Total Consolidated Mortgage Debt                                             3,164,032        3,006,586    7.58%
                                                                                 ==========       ==========   =====


FIXED RATE UNSECURED DEBT:

     Unsecured Notes - CPI 1                           3/15/2002          9.00%     250,000          250,000
                                                                                 ----------       ----------
          SUBTOTAL 2002                                                             250,000          250,000    9.00%

     Unsecured Notes - CPI 2                            4/1/2003          7.05%     100,000          100,000
     SPG, LP (Bonds)                                   6/15/2003          6.63%     375,000          375,000
     SPG, LP (PATS)                                   11/15/2003          6.75%     100,000          100,000
                                                                                 ----------       ----------
          SUBTOTAL 2003                                                             575,000          575,000    6.72%

     SCA (Bonds)                                       1/15/2004          6.75%     150,000          150,000
     SPG, LP (Bonds)                                    2/9/2004          6.75%     300,000          300,000
     SPG, LP (Bonds)                                   7/15/2004          6.75%     100,000          100,000
     Simon ERE Facility (6)                            7/31/2004          7.75%      28,200           28,200

                                   21 of 45

                              SIMON PROPERTY GROUP
                       SUMMARY OF INDEBTEDNESS BY MATURITY
                             AS OF DECEMBER 31, 2000
                                 (IN THOUSANDS)

----------------------------------------------------  ---------------  --------  ------------     ----------   -------------
                                                                                                      SPG'S     WEIGHTED AVG
               PROPERTY                                   MATURITY     INTEREST     TOTAL           SHARE OF   INTEREST RATE
                 NAME                                       DATE         RATE    INDEBTEDNESS     INDEBTEDNE      BY YEAR
----------------------------------------------------  ---------------  --------  ------------     ----------   -------------
     Unsecured Notes - CPI 3                           8/15/2004          7.75%     150,000          150,000
                                                                                 ----------       ----------
          SUBTOTAL 2004                                                             728,200          728,200    6.99%

     SCA (Bonds)                                       5/15/2005          7.63%     110,000          110,000
     SPG, LP (Bonds)                                   6/15/2005          6.75%     300,000          300,000
     SPG, LP (MTN)                                     6/24/2005          7.13%     100,000          100,000
     SPG, LP (Bonds)                                  10/27/2005          6.88%     150,000          150,000
                                                                                 ----------       ----------
          SUBTOTAL 2005                                                             660,000          660,000    6.98%

     SPG, LP (Bonds)                                  11/15/2006          6.88%     250,000          250,000
                                                                                 ----------       ----------
          SUBTOTAL 2006                                                             250,000          250,000    6.88%

     SPG, LP (MTN)                                     9/20/2007          7.13%     180,000          180,000
                                                                                 ----------       ----------
          SUBTOTAL 2007                                                             180,000          180,000    7.13%

     SPG, LP (MOPPRS)                                  6/15/2008          7.00%     200,000          200,000
                                                                                 ----------       ----------
          SUBTOTAL 2008                                                             200,000          200,000    7.00%

     SPG, LP (Bonds)                                    2/9/2009          7.13%     300,000          300,000
     SPG, LP (Bonds)                                   7/15/2009          7.00%     150,000          150,000
                                                                                 ----------       ----------
          SUBTOTAL 2009                                                             450,000          450,000    7.08%

     Unsecured Notes - CPI 4                            9/1/2013          7.18%      75,000           75,000
                                                                                 ----------       ----------
          SUBTOTAL 2013                                                              75,000           75,000    7.18%

     Unsecured Notes - CPI 5                           3/15/2016          7.88%     250,000          250,000
                                                                                 ----------       ----------
          SUBTOTAL 2016                                                             250,000          250,000    7.88%

     SPG, LP (Bonds)                                   6/15/2018          7.38%     200,000          200,000
                                                                                 ----------       ----------
          SUBTOTAL 2018                                                             200,000          200,000    7.38%

                                                                                 ----------       ----------
     Total Unsecured Fixed Rate Debt                                              3,818,200        3,818,200    7.17%
                                                                                 ==========       ==========

VARIABLE RATE UNSECURED DEBT:

     Acquisition Facility - 2                          3/24/2001          7.30%     450,000          450,000
     Acquisition Facility - 3                          9/24/2001          7.30%     475,000          475,000
                                                                                 ----------       ----------
          SUBTOTAL 2001                                                             925,000          925,000    7.30%

     SPG, L.P. Unsecured Loan - 1 (6)                  2/28/2002          7.45%     150,000          150,000
     SPG, L.P. Unsecured Loan - 3 (8)                  3/30/2002          7.65%      22,929           22,929
                                                                                 ----------       ----------
          SUBTOTAL 2002                                                             172,929          172,929    7.47%

     Corporate Revolving Credit Facility (6)           8/25/2003          7.30%     645,000          645,000
                                                                                 ----------       ----------
          SUBTOTAL 2003                                                             645,000          645,000    7.30%

     Simon ERE Facility (6)                            7/31/2004          7.25%       4,992            4,992
                                                                                 ----------       ----------
          SUBTOTAL 2003                                                               4,992            4,992    7.25%

                                                                                 ----------       ----------
     Total Unsecured Variable Rate Debt                                           1,747,921        1,747,921    7.31%
                                                                                 ==========       ==========

                                                                                 ----------       ----------
     Total Unsecured Debt                                                         5,566,121        5,566,121    7.22%
                                                                                 ==========       ==========


                                   22 of 45

                              SIMON PROPERTY GROUP
                       SUMMARY OF INDEBTEDNESS BY MATURITY
                             AS OF DECEMBER 31, 2000
                                 (IN THOUSANDS)

----------------------------------------------------  ---------------  --------  ------------     ------------     -------------
                                                                                                      SPG'S         WEIGHTED AVG
               PROPERTY                                   MATURITY     INTEREST     TOTAL           SHARE OF       INTEREST RATE
                 NAME                                       DATE         RATE    INDEBTEDNESS     INDEBTEDNESS        BY YEAR
----------------------------------------------------  ---------------  --------  ------------     ------------     -------------
     Net Premium on Fixed-Rate Indebtedness                                          (1,946)            (946)        N/A
     Net Premium on Variable-Rate Indebtedness                                          375              378         N/A

                                                                                 ----------       ----------       -----
     TOTAL CONSOLIDATED DEBT                                                      8,728,582        8,572,140        7.34%
                                                                                 ==========       ==========       =====

JOINT VENTURE INDEBTEDNESS
FIXED RATE MORTGAGE DEBT:

     Atrium at Chestnut Hill - 1                        4/1/2001          7.29%      42,117           20,695
     Atrium at Chestnut Hill - 2                        4/1/2001          8.16%      11,550            5,675
     Seminole Towne Center                             6/30/2001          8.00%      70,500           31,725
     Highland Mall - 2                                 10/1/2001          8.50%          83               42
     Highland Mall - 3                                 11/1/2001          9.50%         869              435
     Square One                                        12/1/2001          8.40%     104,526           51,361
                                                                                 ----------       ----------
          SUBTOTAL 2001                                                             229,645          109,933        8.07%


     Crystal Mall                                       2/1/2003          8.66%      48,068           35,844
     Avenues, The                                      5/15/2003          8.36%      56,126           14,032
                                                                                 ----------       ----------
          SUBTOTAL 2003                                                             104,194           49,875        8.58%

     Solomon Pond                                       2/1/2004          7.83%      95,185           46,772
     Northshore Mall                                   5/14/2004          9.05%     161,000           79,111
     Indian River Commons                              11/1/2004          7.58%       8,386            4,193
     Indian River Mall                                 11/1/2004          7.58%      46,533           23,267
                                                                                 ----------       ----------
          SUBTOTAL 2004                                                             311,104          153,342        8.41%

     Westchester, The - 1                               9/1/2005          8.74%     149,525           74,763
     Westchester, The - 2                               9/1/2005          7.20%      53,099           26,550
                                                                                 ----------       ----------
          SUBTOTAL 2005                                                             202,624          101,312        8.34%

     Cobblestone Court                                  1/1/2006          7.64%       6,180            2,163
     Crystal Court                                      1/1/2006          7.64%       3,570            1,250
     Fairfax Court                                      1/1/2006          7.64%      10,320            2,709
     Gaitway Plaza                                      1/1/2006          7.64%       7,350            1,715
     Plaza at Buckland Hills, The                       1/1/2006          7.64%      17,625            6,037
     Ridgewood Court                                    1/1/2006          7.64%       8,035            2,812
     Royal Eagle Plaza                                  1/1/2006          7.64%       7,920            2,772
     Village Park Plaza                                 1/1/2006          7.64%       8,960            3,136
     West Town Corners                                  1/1/2006          7.64%      10,330            2,411
     Westland Park Plaza                                1/1/2006          7.64%       4,950            1,155
     Willow Knolls Court                                1/1/2006          7.64%       6,490            2,272
     Yards Plaza, The                                   1/1/2006          7.64%       8,270            2,895
     CMBS Loan - Fixed Component (IBM) (7)              5/1/2006          7.41%     300,000          150,000
     CMBS Loan - Fixed Component - 2 (IBM) (7)         5/15/2006          8.13%      57,100           28,550
     Great Northeast Plaza                              6/1/2006          9.04%      17,353            8,677
     Smith Haven Mall                                   6/1/2006          7.86%     115,000           28,750
     Mall of Georgia Crossing                           6/9/2006          7.25%      34,470           17,235
     Greendale Mall                                    11/1/2006          8.23%      41,725           20,503
                                                                                 ----------       ----------
          SUBTOTAL 2006                                                             665,648          285,040        7.65%

     Town Center at Cobb - 1                            4/1/2007          7.54%      49,681           24,841


                                   23 of 45

                              SIMON PROPERTY GROUP
                       SUMMARY OF INDEBTEDNESS BY MATURITY
                             AS OF DECEMBER 31, 2000
                                 (IN THOUSANDS)

----------------------------------------------------  ---------------  --------  ------------     ------------     -------------
                                                                                                      SPG'S         WEIGHTED AVG
               PROPERTY                                   MATURITY     INTEREST     TOTAL           SHARE OF       INTEREST RATE
                 NAME                                       DATE         RATE    INDEBTEDNESS     INDEBTEDNESS        BY YEAR
----------------------------------------------------  ---------------  --------  ------------     ------------     -------------
     Town Center at Cobb - 2                            4/1/2007          7.25%      64,883           32,442
     Gwinnett Place - 1                                 4/1/2007          7.54%      38,994           19,497
     Gwinnett Place - 2                                 4/1/2007          7.25%      85,257           42,629
     Mall at Rockingham                                 8/1/2007          7.88%      99,782           24,515
                                                                                 ----------       ----------
          SUBTOTAL 2007                                                             338,597          143,923        7.45%

     Metrocenter                                       2/28/2008          8.45%      30,360           15,180
     Aventura Mall - A                                  4/6/2008          6.55%     141,000           47,000
     Aventura Mall - B                                  4/6/2008          6.60%      25,400            8,467
     Aventura Mall - C                                  4/6/2008          6.89%      33,600           11,200
     West Town Mall                                     5/1/2008          6.90%      76,000           38,000
     Mall of New Hampshire - 1                         10/1/2008          6.96%     103,811           51,010
     Mall of New Hampshire - 2                         10/1/2008          8.53%       8,431            4,143
     Grapevine Mills - 1                               10/1/2008          6.47%     155,000           58,125
     Ontario Mills - 5                                 11/2/2008          6.75%     142,117           35,529
     Source, The                                       11/6/2008          6.65%     124,000           31,000
     Ontario Mills - 6                                 12/5/2008          8.00%      10,500            2,625
     Grapevine Mills - 2                               11/5/2008          8.39%      14,491            5,434
                                                                                 ----------       ----------
          SUBTOTAL 2008                                                             864,710          307,713        6.86%

     Apple Blossom Mall                                9/10/2009          7.99%      40,633           19,966
     Auburn Mall                                       9/10/2009          7.99%      47,570           23,375
     Highland Mall - 1                                 12/1/2009          9.75%       6,983            3,492
     Ontario Mills - 4                                12/28/2009          6.00%       4,198            1,050
                                                                                 ----------       ----------
          SUBTOTAL 2009                                                              99,384           47,882        8.07%

     Mall of Georgia                                    7/1/2010          7.09%     200,000          100,000
     Coral Square                                      10/1/2010          8.00%      90,000           45,000
     Florida Mall, The                                11/13/2010          7.55%     270,000          135,000
                                                                                 ----------       ----------
          SUBTOTAL 2010                                                             560,000          280,000        7.46%

     Polska Shopping Mall                             12/31/2011          6.49%      12,355            3,583
                                                                                 ----------       ----------
          SUBTOTAL 2011                                                              12,355            3,583        6.49%

                                                                                 ----------       ----------       -----
     Total Joint Venture Fixed Rate Mortgage Debt                                 3,388,261        1,482,603        7.61%
                                                                                 ==========       ==========       =====

VARIABLE RATE MORTGAGE DEBT:

     Liberty Tree Mall                                 10/1/2001          8.15%      46,680           22,937
                                                                                 ----------       ----------
          SUBTOTAL 2001                                                              46,680           22,937        8.15%

     Montreal Forum                                    1/31/2002          7.50%      24,931            8,882
     Arizona Mills (6)                                  2/1/2002          7.95%     145,764           38,359
     Shops at Sunset Place, The (6)                    6/30/2002          7.80%     114,218           42,832
                                                                                 ----------       ----------
          SUBTOTAL 2002                                                             284,913           90,072        7.83%

     Dadeland Mall (6)                                  2/1/2003          7.45%     140,000           70,000
     Cape Cod Mall (6)                                  4/1/2003          8.45%      67,348           33,093
     CMBS Loan - Floating Component (IBM) (7)           5/1/2003          7.14%     184,500           92,250
     Concord Mills (6)                                 12/2/2003          8.00%     179,883           67,456
                                                                                 ----------       ----------
          SUBTOTAL 2003                                                             571,731          262,799        7.61%


                                   24 of 45

                              SIMON PROPERTY GROUP
                       SUMMARY OF INDEBTEDNESS BY MATURITY
                             AS OF DECEMBER 31, 2000
                                 (IN THOUSANDS)

----------------------------------------------------  ---------------  --------  ------------     ------------     -------------
                                                                                                      SPG'S         WEIGHTED AVG
               PROPERTY                                   MATURITY     INTEREST     TOTAL           SHARE OF       INTEREST RATE
                 NAME                                       DATE         RATE    INDEBTEDNESS     INDEBTEDNESS        BY YEAR
----------------------------------------------------  ---------------  --------  ------------     ------------     -------------
     Circle Centre Mall - 1 (6)                        1/31/2004          7.09%      60,000            8,802
     Circle Centre Mall - 2 (6)                        1/31/2004          8.15%       7,500            1,100
     Orlando Premium Outlets (6)                       2/12/2004          8.15%      56,490           28,245
                                                                                 ----------       ----------
          SUBTOTAL 2004                                                             123,990           38,147        7.90%

     Mall of America (6)                               3/10/2005          7.16%     312,000           85,800
     Emerald Square Mall (6)                           3/31/2005          8.13%     145,000           71,249
     Arundel Mills (6)                                 4/30/2005          8.30%     112,346           42,130
     Northfield Square (6)                             4/30/2005          9.15%      37,000           11,692
                                                                                 ----------       ----------
          SUBTOTAL 2005                                                             606,346          210,871        7.83%

     CMBS Loan - Floating Component - 2 (IBM) (7)      5/15/2006          7.02%      81,400           40,700
                                                                                 ----------       ----------
          SUBTOTAL 2006                                                              81,400           40,700        7.02%

                                                                                 ----------       ----------       -----
     Total Joint Venture Variable Rate Debt                                       1,715,060          665,527        7.71%
                                                                                 ==========       ==========       =====

UNSECURED DEBT:

     Mayflower Realty Credit Facility                  7/12/2002          9.15%       8,400            4,128
                                                                                 ----------       ----------
          SUBTOTAL 2002                                                               8,400            4,128        9.15%

     Merchantwired                                    12/31/2005          7.93%       6,609            3,305
                                                                                 ----------       ----------
          SUBTOTAL 2005                                                               6,609            3,305        7.93%

                                                                                 ----------       ----------        -----
     Total Unsecured Debt                                                            15,009            7,432        8.61%
                                                                                 ==========       ==========        =====

     CMBS Loan - Fixed Premium (IBM)                                                 16,113            9,282
     Net Premium on NED Fixed-Rate Indebtedness                                       1,045            1,944

                                                                                 ----------       ----------       -----
     TOTAL JOINT VENTURE DEBT                                                     5,135,488        2,166,788        7.65%
                                                                                 ----------       ----------       -----

                                                                                 ----------       ----------       -----
     SPG'S SHARE OF TOTAL INDEBTEDNESS                                           13,864,070       10,738,928        7.40%
                                                                                 ----------       ----------       -----


(1) This Principal Mutual Pool 1 loan is secured by cross-collateralized and cross-defaulted mortgages encumbering four of the Properties (Anderson, Forest Village Park, Longview, and South Park). A weighted average rate is used for these Pool 1 Properties. Includes applicable extensions available at Simon Group's option.

(2) This Principal Mutual Pool 2 loan is secured by cross-collateralized and cross-defaulted mortgages encumbering seven of the Properties (Eastland, Forest Mall, Golden Ring, Hutchinson, Markland, Midland, and North Towne). A weighted average rate is used for these Pool 2 Properties. Includes applicable extensions available at Simon Group's option.

(3) This Pool is secured by cross-collateralized and cross-defaulted mortgages encumbering these four Properties.

(4) This Pool is secured by cross-collateralized and cross-defaulted mortgages encumbering these three Properties.

(5) Through an interest rate protection agreement, effectively fixed at an all-in-one rate of 6.16%.

(6)  Includes applicable extensions available at Simon Group's option.

(7) These Commercial Mortgage Notes are secured by cross-collateralized mortgages encumbering thirteen Properties. A weighted average rate is used.

(8) This unsecured loan was previously secured by a mortgage of Eastgate Consumer Mall. The maturity date includes all applicable extensions available at Simon Group's option.


                                   25 of 45

                              SIMON PROPERTY GROUP
      SUMMARY OF VARIABLE RATE DEBT AND INTEREST RATE PROTECTION AGREEMENTS
                             AS OF DECEMBER 31, 2000
                                 (IN THOUSANDS)

---------------------------------------------------------------  --------        ---------    ---------  ------------    --------
                                                                                 PRINCIPAL       SPG         SPG'S       INTEREST
                     PROPERTY                                    MATURITY         BALANCE     OWNERSHIP    SHARE OF        RATE
                       NAME                                        DATE          12/31/00         %      LOAN BALANCE    12/31/00
---------------------------------------------------------------  --------        ---------    ---------  ------------    --------
Consolidated Indebtedness:

VARIABLE RATE DEBT EFFECTIVELY FIXED TO MATURITY:

Orland Square                                                      9/1/2001         50,000    100.00%        50,000          7.742%
Forum Phase I - Class A-2                                         5/15/2004         44,386     60.00%        26,632          6.190%

Forum Phase II - Class A-2                                        5/15/2004         40,614     55.00%        22,338          6.190%

Simon ERE Facility - Swap component                               7/31/2004         28,200    100.00%        28,200          7.750%

CMBS Loan - Variable Component                                   12/15/2004         50,000    100.00%        50,000          6.155%
                                                                                 ---------               ---------
                                                                                   213,200                  177,169
                                                                                 =========               =========

OTHER HEDGED DEBT:

Randall Park Mall - 1                                            12/11/2001         35,000    100.00%        35,000          9.746%
Randall Park Mall - 2                                            12/11/2001          5,000    100.00%         5,000         11.646%
Raleigh Springs Mall                                              2/23/2003         11,000    100.00%        11,000          8.296%
Unsecured Revolving Credit Facility - (1.25B - capped)            8/25/2003        140,000    100.00%       140,000          7.296%
                                                                                 ---------               ---------
                                                                                   191,000                  191,000
                                                                                 =========               =========

FLOATING RATE DEBT:

White Oaks Mall                                                    3/1/2001         16,500     54.92%         9,062          8.391%
CPI Merger Facility - 2 (1.4B)                                    3/24/2001        450,000    100.00%       450,000          7.296%
CPI Merger Facility - 3 (1.4B)                                    9/24/2001        475,000    100.00%       475,000          7.296%
SPG, L.P. Unsecured Loan - 1                                      2/28/2002        150,000    100.00%       150,000          7.446%
Highland Lakes Center                                              3/1/2002         14,377    100.00%        14,377          8.146%
SPG, L.P. Unsecured Loan - 3                                      3/30/2002         22,929    100.00%        22,929          7.646%
Mainland Crossing                                                 3/31/2002          1,603     80.00%         1,282          8.146%
Jefferson Valley Mall                                             1/11/2004         60,000    100.00%        60,000          7.896%
Richmond Towne Square                                             7/15/2003         56,851    100.00%        56,851          7.646%
Unsecured Revolving Credit Facility                               8/25/2003        505,000    100.00%       505,000          7.296%
Shops @ Mission Viejo                                             8/31/2003        141,314    100.00%       141,314          7.796%
Arboretum                                                        11/30/2003         34,000    100.00%        34,000          8.146%
Bowie Mall                                                       12/14/2003          8,657    100.00%         8,657          8.146%
North East Mall                                                   5/20/2004        135,761    100.00%       135,761          8.021%
Waterford Lakes                                                   8/15/2004         56,998    100.00%        56,998          8.046%
Simon ERE Facility - Variable component                           7/31/2004          4,992    100.00%         4,992          7.246%
Brunswick Square                                                  6/12/2005         45,000    100.00%        45,000          8.146%
                                                                                 ---------               ---------
                                                                                 2,178,982               2,171,223
                                                                                 =========               =========

-------------------------------------------------- -------------     ----------------------------------

                 PROPERTY                            TERMS OF                     TERMS OF
                   NAME                            VARIABLE RATE     INTEREST RATE PROTECTION AGREEMENT
-------------------------------------------------- -------------     ----------------------------------
Consolidated Indebtedness:

VARIABLE RATE DEBT EFFECTIVELY FIXED TO MATURITY:

Orland Square                                      LIBOR + 0.500%    LIBOR Swapped at 7.24% through maturity.
Forum Phase I - Class A-2                          LIBOR + 0.300%    Through an interest rate protection agreement, effectively fixed at an all-in-one rate of 6.19% .
Forum Phase II - Class A-2                         LIBOR + 0.300%    Through an interest rate protection agreement, effectively fixed at an all-in-one rate of 6.19% .
Simon ERE Facility - Swap component                EURIBOR + 0.600%  Through a cross-currency swap, effectively fixed at an all-in-one rate of 7.75%

CMBS Loan - Variable Component                     LIBOR + 0.365%    Through an interest rate protection agreement, effectively fixed at an all-in-one rate of 6.16% .


OTHER HEDGED DEBT:

Randall Park Mall - 1                              LIBOR + 3.100%    LIBOR Capped at a rate of 7.40% through maturity.
Randall Park Mall - 2                              LIBOR + 5.000%    LIBOR Capped at a rate of 7.40% through maturity.
Raleigh Springs Mall                               LIBOR + 1.650%    LIBOR Capped at a rate of 8.35% through September 10, 2001.
Unsecured Revolving Credit Facility -
 (1.25B - capped)                                  LIBOR + 100.000%  Subject to an 11.53% LIBOR cap on $90M and a 16.77% LIBOR
                                                                     cap on $50M.




FLOATING RATE DEBT:

White Oaks Mall                                    LIBOR + 1.300%    90-day LIBOR set on August 31, 2000.
CPI Merger Facility - 2 (1.4B)                     LIBOR + 0.650%
CPI Merger Facility - 3 (1.4B)                     LIBOR + 0.650%
SPG, L.P. Unsecured Loan - 1                       LIBOR + 0.650%
Highland Lakes Center                              LIBOR + 1.500%
SPG, L.P. Unsecured Loan - 3                       LIBOR + 0.650%
Mainland Crossing                                  LIBOR + 1.500%
Jefferson Valley Mall                              LIBOR + 1.250%
Richmond Towne Square                              LIBOR + 1.000%
Unsecured Revolving Credit Facility                LIBOR + 0.650%
Shops @ Mission Viejo                              LIBOR + 1.150%
Arboretum                                          LIBOR + 1.500%
Bowie Mall                                         LIBOR + 1.500%
North East Mall                                    LIBOR + 1.375%
Waterford Lakes                                    LIBOR + 1.400%
Simon ERE Facility - Variable component            EURIBOR + 0.600%
Brunswick Square                                   LIBOR + 1.500%


                                  26 of 45

--------------------------------------------- --------        ---------    ---------  ------------    --------
                                                              PRINCIPAL       SPG         SPG'S       INTEREST
                     PROPERTY                 MATURITY         BALANCE     OWNERSHIP    SHARE OF        RATE
                       NAME                     DATE          12/31/00         %      LOAN BALANCE    12/31/00
--------------------------------------------- --------        ---------    ---------  ------------    --------
Joint Venture Indebtedness:

OTHER HEDGED DEBT:

Arizona Mills                                   2/1/2002        145,764     26.32%        38,359          7.946%
CMBS Loan - Floating Component (IBM)            5/1/2003        184,500     50.00%        92,250          7.144%

CMBS Loan - Floating Component - 2 (IBM)       5/15/2006         81,400     50.00%        40,700          7.016%

Circle Centre Mall - 1                         1/31/2004         60,000     14.67%         8,802          7.086%
Circle Centre Mall - 2                         1/31/2004          7,500     14.67%         1,100          8.146%
Emerald Square Mall                            3/31/2005        145,000     49.14%        71,249          8.135%
Mall of America                                3/10/2005        312,000     27.50%        85,800          7.159%
Northfield Square                              4/30/2005         37,000     31.60%        11,692          9.146%
                                                              ---------               ---------
                                                                973,164                  349,953
                                                              =========               =========

FLOATING RATE DEBT:

Arundel Mills                                  4/30/2005        112,346     37.50%        42,130          8.296%
Dadeland Mall                                   2/1/2003        140,000     50.00%        70,000          7.446%
Liberty Tree Mall                              10/1/2001         46,680     49.14%        22,937          8.146%
Montreal Forum                                 1/31/2002         24,931     35.63%         8,882          7.500%
Shops at Sunset Place, The                     6/30/2002        114,218     37.50%        42,832          7.796%
Mayflower Realty Credit Facility               7/12/2002          8,400     49.14%         4,128          9.146%
Cape Cod Mall                                   4/1/2003         67,348     49.14%        33,093          8.446%
Concord Mills                                  12/2/2003        179,883     37.50%        67,456          7.996%
Orlando Premium Outlets                        2/12/2004         56,490     50.00%        28,245          8.146%
                                                              ---------               ---------
                                                                750,296                  319,702
                                                              =========               =========

-------------------------------------------- -------------     ----------------------------------

              PROPERTY                         TERMS OF                     TERMS OF
                NAME                         VARIABLE RATE     INTEREST RATE PROTECTION AGREEMENT
-------------------------------------------- -------------     ----------------------------------
Joint Venture Indebtedness:

OTHER HEDGED DEBT:

Arizona Mills                                LIBOR + 1.300%    LIBOR Capped at 9.50% through maturity.
CMBS Loan - Floating Component (IBM)         See Footnote (1)  The Operating Partnership took assignment of an interest rate protection agreement (LIBOR cap of 11.67%) relating to this debt.
CMBS Loan - Floating Component - 2 (IBM)     See Footnote (1)  LIBOR Capped at 11.83% through maturity.

Circle Centre Mall - 1                       LIBOR + 0.440%    LIBOR Capped at 8.81% through maturity.
Circle Centre Mall - 2                       LIBOR + 1.500%    LIBOR Capped at 7.75% through maturity.
Emerald Square Mall                          LIBOR + 1.490%    LIBOR Capped at 7.73% through maturity.
Mall of America                              LIBOR + 0.513%    LIBOR Capped at 8.7157% through March 12, 2003.
Northfield Square                            LIBOR + 2.500%    LIBOR Capped at 8.50% through maturity.




FLOATING RATE DEBT:

Arundel Mills                                LIBOR + 1.650%
Dadeland Mall                                LIBOR + 0.800%
Liberty Tree Mall                            LIBOR + 1.500%
Montreal Forum                               Canadian Prime
Shops at Sunset Place, The                   LIBOR + 1.150%    Rate can be reduced based upon project performance.
Mayflower Realty Credit Facility             LIBOR + 2.500%
Cape Cod Mall                                LIBOR + 1.800%
Concord Mills                                LIBOR + 1.350%
Orlando Premium Outlets                      LIBOR + 1.500%    Rate can be reduced based upon project performance.

Footnote:

(1)  Represents the weighted average interest rate.


                                   27 of 45

                              SIMON PROPERTY GROUP
                           NEW DEVELOPMENT ACTIVITIES
                             AS OF DECEMBER 31, 2000

                                             SIMON                           PROJECTED        NON-ANCHOR
                                            GROUP'S          ACTUAL/           COST           SQ. FOOTAGE
               MALL/                       OWNERSHIP        PROJECTED      (IN MILLIONS)        LEASED/               GLA
             LOCATION                     PERCENTAGE         OPENING            (1)          COMMITTED (2)          (SQ. FT.)
-------------------------------------   --------------   --------------   --------------   ---------------   -----------------------

---------------------------
PROJECTS RECENTLY COMPLETED
---------------------------

ARUNDEL MILLS                                 37.5%         11/17/00            $252                93%                 1,011,000
ANNE ARUNDEL, MD                                                                             (total center)

               ANCHORS/MAJOR TENANTS:   JILLIAN'S, BED BATH & BEYOND, SUN & SKI SPORTS, MUVICO, BOOKS-A-MILLION,
                                        OFF BROADWAY SHOES, FOR YOUR ENTERTAINMENT, OFF 5TH-SAKS FIFTH AVENUE
                                        TJMAXX, BURLINGTON COAT FACTORY, OLD NAVY, CHILDREN'S PLACE

-------------------------------------   --------------------------------------------------------------------------------------------

WATERFORD LAKES TOWN CENTER                  100.0%           11/00             $ 84                96%                   927,000
ORLANDO, FL                                                                (Phase I & II)    (Phase I & II)

               ANCHORS/MAJOR TENANTS:   PHASE I OPENED 11/99 - 571,000 SQ. FT. - ANCHOR TENANTS: SUPER TARGET,
                                        TJMAXX, ROSS DRESS FOR LESS, BED BATH & BEYOND, BARNES & NOBLE,
                                        OLD NAVY, REGAL 20-PLEX THEATRE, ZANY BRAINY AND DRESS BARN.
                                        PHASE II OPENED 11/00 - 356,000 SQ. FT. - ANCHOR TENANTS: OFFICEMAX,
                                        PETSMART AND BEST BUY

-------------------------------------   --------------------------------------------------------------------------------------------

---------------------------
PROJECTS UNDER CONSTRUCTION
---------------------------

BOWIE TOWN CENTER                            100.0%           10/01             $ 66                87%                   667,000
ANNAPOLIS, MD

               ANCHORS/MAJOR TENANTS:   HECHT'S, SEARS, OLD NAVY, BARNES & NOBLE, BED BATH & BEYOND, SAFEWAY


(1) Includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(2)  Community Center leased/committed percentage includes owned anchor GLA.


                                   28 of 45

                              SIMON PROPERTY GROUP
                   SIGNIFICANT RENOVATION/EXPANSION ACTIVITIES
                             AS OF DECEMBER 31, 2000

                                             SIMON                           PROJECTED            GLA              NEW OR
                                            GROUP'S          ACTUAL/           COST             BEFORE           INCREMENTAL
               MALL/                       OWNERSHIP        PROJECTED      (IN MILLIONS)      RENOV/EXPAN            GLA
             LOCATION                     PERCENTAGE         OPENING            (1)            (SQ. FT.)          (SQ. FT.)
-------------------------------------   --------------   --------------   --------------   ---------------   -----------------------

---------------------------
PROJECTS RECENTLY COMPLETED
---------------------------

LAPLAZA MALL                                 100%          11/99, 3/00          $ 35           988,000                    215,000
MCALLEN, TX                                                  & 11/00

                 PROJECT DESCRIPTION:   MALL RENOVATION (OPENED 11/99); NEW DILLARD'S (OPENED 3/00); JCPENNEY
                                        EXPANSION, NEW SMALL SHOPS RETROFITTED FROM THE EXISTING DILLARD'S STORE,
                                        AND NEW FOLEY'S HOME STORE (OPENED 11/00)

-------------------------------------   --------------------------------------------------------------------------------------------

PALM BEACH MALL                              100%              2/00             $ 33         1,205,000                     61,000
WEST PALM BEACH, FL                                          & 10/00

                 PROJECT DESCRIPTION:   JCPENNEY REMODEL (OPENED 11/99); MALL RENOVATION AND NEW DILLARD'S
                                        (OPENED 2/00); NEW BORDERS (OPENED 4/00), OLD NAVY, MARS MUSIC STORE,
                                        DESIGNER SHOE WAREHOUSE AND BURDINES REMODEL (OPENED 10/00)

-------------------------------------   --------------------------------------------------------------------------------------------

THE SHOPS AT MISSION VIEJO                   100%              9/99             $146           817,000                    427,000
MISSION VIEJO, CA                                            & 12/00

                 PROJECT DESCRIPTION:   NEW NORDSTROM, SMALL SHOP EXPANSION AND RENOVATION, NEW PARKING STRUCTURE;
                                        NEW SAKS FIFTH AVENUE (OPENED 9/99); ROBINSON-MAY EXPANSION AND REMODEL,
                                        FOOD COURT ADDITION (OPENED 10/00); OLD NAVY, PF CHANG'S AND CALIFORNIA
                                        CAFE (OPENED 12/00); MACY'S EXPANSION AND REMODEL (TO OPEN FALL 2001)

-------------------------------------   --------------------------------------------------------------------------------------------

TOWN CENTER AT BOCA RATON                    100%             10/99             $ 67         1,327,000                    228,000
BOCA RATON, FL                                               & 11/00

                 PROJECT DESCRIPTION:   NEW, EXPANDED AND RELOCATED SAKS FIFTH AVENUE AND NEW PARKING STRUCTURE
                                        (OPENED 10/99); BLOOMINGDALE'S EXPANSION (OPENED 11/99); NEW NORDSTROM,
                                        LORD & TAYLOR EXPANSION, MALL EXPANSION AND RENOVATION, FOOD COURT RENOVATION
                                        AND NEW PARKING STRUCTURE (OPENED 11/00)

(1) Includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.


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

                              SIMON PROPERTY GROUP
                              CAPITAL EXPENDITURES
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2000

                                  (In millions)

                                                            JOINT VENTURE PROPERTIES
                                                            ------------------------
                                                                            SIMON
                                              CONSOLIDATED                 GROUP'S
                                               PROPERTIES      TOTAL        SHARE
                                               ----------      -----        -----
New Developments                                 $ 58.2       $327.8       $121.4

Renovations and Expansions                        193.5         19.0          8.1

Tenant Allowances                                  64.9         26.0          9.8

Operational Capital Expenditures

at Properties                                      40.1          8.9          4.1

Other                                               9.3         10.5          4.5
                                                 ------       ------       ------

Totals                                           $366.0       $392.2       $147.9
                                                 ======       ======       ======


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